Symetra Deferred Variable Annuity

Supplement dated August 11, 2014
to Statement of Additional Information
dated May 1, 1998 as supplemented

This supplement amends certain information contained in the above-referenced prospectus (“Prospectus”). Please read this supplement in conjunction with the Prospectus and keep it for future reference. Except as noted, capitalized terms in this supplement have the same meaning as those contained in the Prospectus.

Effective on or about August 11, 2014, DWS Funds will become known as Deutsche Funds and the Portfolios listed below will be renamed as follows:

Old Fund Name	New Fund Name
DWS Capital Growth VIP - Class B	Deutsche Capital Growth VIP - Class B
DWS International VIP - Class B	Deutsche International VIP - Class B
DWS Money Market VIP - Class A	Deutsche Money Market VIP - Class A

Accordingly, all references to the above-referenced Old Fund Name in this prospectus are replaced with the New Fund Name.